BERWYN INCOME FUND, INC.

AMENDMENTS, DATED OCTOBER 22, 1997 TO THE PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION
DATED MARCH 27, 197



First Amendment
	At a meeting of the Board of Directors of Berwyn Income Fund, Inc. (the "Fund"), held on October 21, 1997, the Board voted unanimously to change two of the Fund's investment policies effective November 30, 1997. The Board voted to raise the limitation on the Fund's investment in Real Estate Investment Trusts ("REITS") from 5% to 10% of the value of the Fund's net assets. The Board also voted to raise the limitation on the Fund's investment in common stocks from 25% to 30% of the value of the fund's net assets. What these changes mean is that the Fund will not purchase additional securities issued by REITS whenever such securities comprise 10% or more of the value of the Fund's net assets and the Fund will not purchase additional common stocks whenever common stocks comprise 30% or more of the value of the Fund's net assets. Investment in the commons stocks issued by a REIT is subject to both the 10% and 30% limitations. Investment in other securities issued by REITS such as preferred stocks and debt securities is limited to 10% of the value of the Fund's net assets.

	REITS are companies that invest in real estate. REITS normally do not pay federal income tax but distribute their income to their shareholders who become liable for the tax. Some REITS own properties and earn income from leases and rents. These types of REITS are termed "Equity" REITS. Other REITS hold mortgages and earn income from interest payments. These REITS are termed "Mortgage" REITS. Finally, there are "Hybrid" REITS that own properties and hold mortgages.

	The Fund may invest in any of the three types of REITS. The Fund invests in REITS that generate income and have a potential for capital appreciation.

	There are risks in investing in REITS that are in addition to risks of investing in securities in general. The properties owned by a REIT could decrease in value, a REIT could have trouble funding tenants for a property, the mortgages and loans held by a REIT could become worthless. The Adviser to the Fund, however, monitors the investment environment and Fund's investments as a means of lessening risks.

Second Amendment
	At a meeting of the Board of Directors of The Berwyn Fund, Inc., held on October 21, 1997, the Board voted to close The Berwyn Fund, Inc. to new investors as of January 1, 1998 and to modify the exchange privilege between shareholders of The Berwyn Fund, Inc. and Berwyn Income Fund, Inc. Only investors who are shareholders in Berwyn Income Fund, Inc. as of December 31, 1997 may exchange their shares for shares in The Berwyn Fund, Inc. on or after January 1, 1998.